WHEREAS, each year the Company is required, under Section 13 of the Securities Exchange Act of 1934 ("Exchange Act"), as amended, and the rules and regulations promulgated thereunder, to file an annual report on Form 10-K with the Securities and Exchange Commission and with the national securities exchanges on which the Company's securities are listed; and

WHEREAS, such annual report must be signed on behalf of the Company by its principal executive officer or officers, its principal financial officer, its controller or principal accounting officer and at least a majority of its directors, as well as by the Company;

NOW, THEREFORE, BE IT RESOLVED, that the Company and its directors and officers shall do, or shall cause to be done, all acts and things deemed necessary or advisable to comply with said Exchange Act, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K including the preparation, execution and filing each year on behalf of the Company of an annual report on Form 10-K or any amendment or papers supplemental thereto.

FURTHER RESOLVED, that each director, the Chairman of the Board of Directors, President and Chief Executive Officer, the Chief Financial Officer and the Vice President and Controller of the Company, be and each hereby is authorized and empowered to execute powers of attorney in such form as they, or any of them, shall deem appropriate, constituting and appointing ARTHUR C. MARTINEZ, JEFFREY N. BOYER and GLENN R. RICHTER with full power to each of them to act alone, as the true and lawful attorneys and agents of the Company, its directors and such officers, with full power of substitution and resubstitution to each of said attorneys, to execute and file with the Securities and Exchange Commission and such national securities exchanges, in the name and on behalf of the Company, each such annual report on Form 10-K or any amendment or papers supplemental thereto.









POWER OF ATTORNEY



	KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned being a director or officer, or both, of SEARS, ROEBUCK AND CO., a New York corporation (the "Company"), does hereby constitute and appoint ARTHUR C. MARTINEZ, JEFFREY N. BOYER, and GLENN R. RICHTER with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Company or as a director or officer, or both, of the Company, as indicated below opposite his or her signature, to annual reports on Form 10-K or any amendment or papers supplemental thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.


	IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 8th day of March, 2000.


NAME
     TITLE

/S/Arthur C. Martinez
Arthur C. Martinez

Chairman of the Board of
Directors,
President and Chief Executive
Officer Principal Executive
Officer)

/S/Jeffrey N. Boyer
Jeffrey N. Boyer

Chief Financial Officer
(Principal Financial Officer)

/S/Glenn R. Richter
Glenn R. Richter

Vice President and Controller
(Principal Accounting Officer)

/S/Hall Adams, Jr.
Hall Adams, Jr.


Director

/S/Brenda C. Barnes
Brenda C. Barnes


Director

/S/Warren L. Batts
Warren L. Batts


Director

/S/Alston D. Correll, Jr.
Alston D. Correll, Jr.


Director

/S/W. James Farrell
W. James Farrell


Director

/S/Michael A. Miles
Michael A. Miles


Director

/S/Richard C. Notebaert
Richard C. Notebaert


Director

/S/Hugh B. Price
Hugh B. Price


Director

/S/Patrick G. Ryan
Patrick G. Ryan


Director

/S/Dorothy A. Terrell
Dorothy A. Terrell


Director